                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     ______


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 25, 1994


                              NL INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



        New Jersey                      1-640                     13-5267260
(State or other jurisidiction    (Commission File No.)            (Employer
     of incorporation)                                       Identification No.)





3000 N. Sam Houston Parkway East, Houston, Texas                        77032
   (Address of principal executive offices)                           (Zip Code)



      Registrant's telephone number, including area code   (713) 987-5000


                                 Not Applicable
         (Former name or former address, if changed since last report)

                           Exhibit Index is at Page 3

Item 5.   Other Events.


     On April 25, 1994, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.




Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.


     (c)  Exhibits

          (i)  Exhibit 99.1   Press Release dated April 25, 1994.



                         *      *      *      *      *




                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NL INDUSTRIES, INC.
                                   (Registrant)



                                   /s/ David B. Garten
                                   ------------------------------
                                   David B. Garten
                                   Vice President, Secretary
                                    and General Counsel





Dated: April 28, 1994

                                 EXHIBIT INDEX


Exhibit                                                                Page
Exhibit 99.1        Press Release Issued on                              4
                    April 25, 1994


                                   -3-